UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 27, 2021

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24939
(Commission File Number)

95-4703316
(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EWBC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 27, 2021, East West Bancorp, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Stockholders considered four proposals at the Annual Meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 15, 2021 (the “2021 Proxy Statement”). There were 126,516,973 shares of common stock represented at the Annual Meeting by valid proxies or voted at the meeting, which was approximately 89.2% of the shares of common stock entitled to vote at the Annual Meeting. The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

The Company’s stockholders elected the eight director nominees named in the 2021 Proxy Statement for a one-year term until the 2022 annual meeting of stockholders and to serve until his or her successor is elected and qualified.

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Molly Campbell	119,996,597	2,192,593	346,895	3,980,888
Iris S. Chan	121,315,663	1,049,128	171,294	3,980,888
Archana Deskus	121,586,139	601,822	348,124	3,980,888
Rudolph I. Estrada	119,941,385	2,420,107	174,593	3,980,888
Paul H. Irving	118,906,608	3,456,564	172,913	3,980,888
Jack C. Liu	118,501,496	3,859,245	175,344	3,980,888
Dominic Ng	116,978,170	5,347,999	209,916	3,980,888
Lester M. Sussman	121,120,542	1,242,317	173,226	3,980,888

Proposal 2: Advisory Vote to Approve Executive Compensation

The advisory vote to approve the Company’s executive compensation was approved by the Company’s stockholders.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
118,498,299	3,812,809	224,977	3,980,888

Proposal 3: Approval of the East West Bancorp, Inc. 2021 Stock Incentive Plan

The Company’s stockholders voted to approve the Company’s 2021 Stock Incentive Plan.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
119,182,544	3,160,974	192,567	3,980,888

Proposal 4: Ratification of Auditors

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
125,878,378	447,812	190,783	—

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: May 28, 2021	By:	/s/ Lisa L. Kim
Lisa L. Kim
Executive Vice President, General Counsel and Corporate Secretary